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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Directors and/or Officers of ANADARKO PETROLEUM CORPORATION (the "Company"), a Delaware corporation with its general offices in Houston, Texas, does hereby make, constitute and appoint ROBERT J. ALLISON, JR., SUZANNE SUTER and MICHAEL E. ROSE and each of them his true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of a Registration Statement on Form S-4 for the registration of shares to be issued in the merger of a wholly owned subsidiary of the Company with and into Union Pacific Resources Group Inc. pursuant to the Agreement and Plan of Merger, dated as of April 2, 2000, among the Company, Dakota Merger Corp., a wholly owned subsidiary of the Company, and Union Pacific Resources Group Inc., and any and all amendments or post-effective amendments to the registration statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, including specifically, but without limitation thereof, to sign his name as a Director and/or Officer of the Company, to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with, said Form S-4 or amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 30th day of May, 2000.

    /s/ Robert J. Allison, Jr.                  /s/ James L. Bryan
-----------------------------------------      --------------------------------
    Robert J. Allison, Jr.                      James L. Bryan, Director
    Chairman and Chief Executive Officer
    (Principal Executive Officer)

    /s/ Conrad P. Albert                        /s/ John R. Butler, Jr.
-----------------------------------------      --------------------------------
    Conrad P. Albert, Director                  John R. Butler, Jr., Director

    /s/ Larry Barcus                            /s/ John R. Gordon
-----------------------------------------      --------------------------------
    Larry Barcus, Director                      John R. Gordon, Director

    /s/ Ronald Brown                            /s/ John N. Seitz
-----------------------------------------      --------------------------------
    Ronald Brown, Director                      John N. Seitz, Director

    /s/ Michael E. Rose                         /s/ J. R. Larson
-----------------------------------------      --------------------------------
    Michael E. Rose                             J. R. Larson
    Senior Vice President, Finance and          Vice President and Controller
    Chief Financial Officer                     (Principal Accounting Officer)
    (Principal Financial Officer)